UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2007

                            HERITAGE FINANCIAL GROUP

             (Exact name of Registrant as specified in its charter)


        United States               000-51305                   45-0479535
        --------------              ---------                   ----------
 (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)

               721 North Westover Boulevard, Albany, Georgia 31707
                    (Address of principal executive offices)

                                 (229) 420-0000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On August 3, 2007, Heritage Financial Group issued a press release announcing the Company's plans for a second location in the Ocala, Florida, market.

     The full text of the press release is set forth in Exhibit 99.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)   Exhibits.

           99       Press Release dated August 3, 2007


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HERITAGE FINANCIAL GROUP



Date:  August 3, 2007                 By:  /s/  T. Heath Fountain
                                           -------------------------------------
                                           T. Heath Fountain
                                           Senior Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                     Description of Exhibit(s)
------                     -------------------------

  99 Copy of press release issued by the Company on August 3, 2007.